SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 31, 2021

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9800 Pyramid Court, Suite 400, Englewood, Colorado 80112

(Address of principal executive offices)

Registrant's telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVOL	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously reported in the Current Report on Form 8-K that Evolving Systems, Inc. (the “Company”) filed with the Securities and Exchange Commission on January 3, 2022, the Company closed on the terms of the Equity Purchase Agreement (the “Purchase Agreement”), dated as of October 15, 2021, by and among the Company, Evolving Systems Holdings Limited, ETI-NET Inc., Investissements Riv Europe Ltee, and Said Hini, and the software purchase agreements executed simultaneously with the Purchase Agreement. The Company received cash proceeds of $36,032,899.37 and may receive up to an additional $2,500,000 upon the conclusion of the escrow term. Pursuant to the Purchase Agreement and as reported in the Current Report on Form 8-K filed by the Company with the SEC on October 18, 2021, the Company sold substantially all of its operating subsidiaries and all of its assets to the purchasers set forth in the Purchase Agreement.

The Company is filing this Current Report on Form 8-K/A to (i) include in Item 9.01 of this 8-K/A a pro forma balance sheet as of September 30, 2021 as if the sale of substantially all of the Company’s operating subsidiaries and all of its assets pursuant to the Purchase Agreement had occurred as of September 30, 2021 and (ii) to include Item 8.01 which describes the Company’s business following the aforementioned disposition.

Item 8.01 Other Events

The Company is currently a research and development organization with two initial areas of product focus, each of which are in a research-oriented pre-release mode:

•	Symbolic tagging of physical objects

•	Self-learning algorithms

The Company has developed a set of proprietary algorithms that model and predict behavior of dynamic systems. Algorithms are novel but based on the team’s collective experience having built Big Data / Machine Learning systems that drove marketing programs for almost a billion consumers at Evolving Systems (EVOL). Code is in an engineering-complete Alpha Stage. Algorithms can be used for a number of purposes including:

•	Consumer behavior detection and prediction

•	Modeling of behavior of physical and crypto-based financial instruments

In 2022, the Company expects that it will implement back-testing of algorithms against historical data sets; migrating to real-time testing against live transaction data and implementing small-scale testing of automated algorithms.

Item 9.01 Financial Statements and Exhibits

(b) Pro forma financial information

The unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K/A

(d) Exhibits

Exhibit No	Description of Exhibit

99.1	Unaudited pro forma financial statements

104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 10.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 14, 2022

Evolving Systems, Inc.

	By:	/s/ Mark P. Szynkowski
Mark P. Szynkowski
Senior Vice President of Finance